Exhibit 10.11

Stock Transfer Power

(Equity Interests of CallCopy, Inc. (f/k/a INCC Acquisition, Inc.) Held by inContact, Inc.)

For value received, the undersigned hereby sells, assigns and transfers to                                                             whose address is                                                             ,                      shares of common stock of CallCopy, Inc. (f/k/a INCC Acquisition, Inc.), a Delaware corporation (the “Issuer”), registered in the name of the undersigned on the books of the Issuer, as represented by Certificate No.    , together with any shares issued in connection with or on account of such shares, including without limitation, shares issued in connection with any dividend, stock split, or other distributions made with respect to such shares, and hereby irrevocably constitutes and appoints Zions First National Bank (“Zions”) as the attorney-in-fact of the undersigned to transfer said shares on the books of the Issuer, with full power of substitution in the premises, and hereby ratifies and confirms all that said attorney of the undersigned shall lawfully do by virtue hereof.

This Stock Transfer Power is granted subject to the terms of the Pledge and Security Agreement dated August       , 2014, between the undersigned and Zions.

Dated:

inContact, Inc.
By:
Name:
Title: